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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): November 15, 1999




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                            Forrester Research, Inc.
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             (Exact name of Registrant as specified in its charter)


          Delaware                  000-21433               04-2797789
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(State or other jurisdiction    (Commission File         (I.R.S. Employer
     of Incorporation                Number                 I.D. Number)



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400 Technology Square, Cambridge, Mass.                       02139
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(Address of Principal Executive Offices)                    (Zip Code)


                                 (617) 497-7090
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              (Registrant's Telephone Number including area code)


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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On November 15, 1999, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") among Forrester Research, Inc. ("Forrester"), Neil Bradford and William Reeve, Forrester acquired all of the outstanding capital stock of Fletcher Research Limited ("Fletcher"), an Internet research company located in the United Kingdom. The aggregate purchase price paid by Forrester under the Stock Purchase Agreement consisted of approximately $19 million in Forrester's common stock, valued at its average trading price on the Nasdaq National Market for the 30 trading days ending on November 13, 1999. It is expected that the transaction will be accounted for as a pooling of interests. Forrester estimates that it will incur a one-time charge in the fourth-quarter ranging from $500,000 to $700,000 for costs related to this transaction. In connection with the acquisition, Forrester agreed to register 25% of the common stock, or approximately 100,400 shares, paid to Messrs. Bradford and Reeve as part of the purchase price for Fletcher.

         The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, as copy of which is attained hereto as Exhibit 2.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                           2.1 Stock Purchase Agreement dated November 15, 1999 among Forrester Research, Inc., Neil Bradford and William Reeve.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FORRESTER RESEARCH, INC.


                                        By:     /s/ Susan M. Whirty
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                                           Name:    Susan M. Whirty
                                           Title:   Chief Financial Officer and
                                                    General Counsel


Dated:  November 30, 1999




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                                 Exhibit Index



Exhibit
  No.                  Description
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  2.1                  Stock Purchase Agreement dated November 15, 1999 among
                       Forrester Research, Inc., Neil Bradford and William
                       Reeve.